Rule 497(e)
                                      Registration Nos. 333-176976 and 811-22245


                      FIRST TRUST EXCHANGE-TRADED FUND III

                FIRST TRUST RIVERFRONT DYNAMIC ASIA PACIFIC ETF
           FIRST TRUST RIVERFRONT DYNAMIC DEVELOPED INTERNATIONAL ETF
                   FIRST TRUST RIVERFRONT DYNAMIC EUROPE ETF
                 (each, a "Fund" and, collectively the "Funds")

                      SUPPLEMENT TO THE FUNDS' PROSPECTUS
                              DATED APRIL 14, 2016


                               DATED JULY 1, 2016

       1. Notwithstanding anything to the contrary in the Funds' Prospectus, the fifth paragraph of the section entitled "Principal Investment Strategies" is deleted in its entirety and replaced with the following:

             In selecting the portfolio securities of the Fund, RiverFront Investment Group, LLC, the Fund's sub-adviser ("RIG" or the "Sub-Advisor"), assembles a portfolio of eligible countries and/or securities based on several core attributes, including, but not limited to, value, quality and momentum. The Sub-Advisor will consider multiple factors within each core attribute, such as the price-to-book value of a security when determining value and a company's cash as a percentage of the company's market capitalization when determining quality. The Sub-Advisor then assigns each qualifying country and/or security a score based on its core attributes and selects the individual countries and/or securities with the highest scores for investment. In doing so, the Sub-Advisor utilizes its proprietary optimization process to maximize the percentage of high-scoring countries and/or securities included in the portfolio in accordance with country, sector and risk factor (e.g., beta, quality, volatility) limitations. The Sub-Advisor will also consider the market capitalization of the companies in which the Fund may invest, and the trading volume of a company's shares in the secondary market.

       2. Notwithstanding anything to the contrary in the Funds' Prospectus, the following is added as the second paragraph of the section entitled "Principal Risks - Management Risk":

             The Sub-Advisor specializes in managing asset allocation portfolios, which invest in various investment vehicles, including the Fund and other ETFs, to obtain targeted amounts of exposure to different asset classes. The Fund was developed to serve as, and will serve as, an investment vehicle for such asset allocation portfolios. As the manager of the Fund and the portfolios, the Sub-Advisor is likely to encounter conflicts of interest. For example, the Sub-Advisor may need to reduce its asset allocation portfolios' exposure to an asset class to which the portfolios obtain exposure by investing in the Fund. Under such circumstances, the Sub-Advisor would liquidate some or all of the portfolios' investments in the Fund, which could adversely affect the Fund.

       3. Effective immediately, notwithstanding anything to the contrary in the Funds' Prospectus, Kevin Nicholson will no longer serve as a portfolio manager of the Funds.


  PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND'S PROSPECTUS FOR FUTURE REFERENCE